Corporate Overview April 2023 Asset-Centric. Patient-Centric.

This presentation has been prepared by Centessa Pharmaceuticals plc (the “Company”) for informational purposes only and not for any other purpose. This presentation does not contain all the information that is or may be material to investors or potential investors and should not be considered as advice or a recommendation to investors or potential investors in respect of the holding, purchasing or selling of securities or other financial instruments and does not take into account any investor’s particular objectives, financial situation or needs. The communication of this presentation may be restricted by law; it is not intended for distribution to, or use by any person in, any jurisdiction where such distribution or use would be contrary to local law or regulation. 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Discovering and developing medicines that are transformational for patients Multiple potential blockbuster assets Cash runway into 2026 enables clinical readouts across portfolio World-class R&D team 3Note: $393.6 million in cash and cash equivalents as of December 31, 2022.

DIFFERENTIATION We are a transformational pharmaceutical company fueling an innovative pipeline 4 Lead Assets Disease Estimated Market Size* SerpinPC Hemophilia B $2B+1 PD-L1xCD47 LockBody® (LB101) Solid Tumors $10B1 PD-L1xCD3 LockBody® Program Solid Tumors $10B1 ORX750 Narcolepsy (NT1) and other sleep disorders $2B+1 MGX292 Pulmonary Arterial Hypertension (PAH) $6B1 MULTIPLE PATHWAYS TO SIGNIFICANT VALUE CREATION *Source: 1Evaluate Pharma 2021 and internal estimates Centessa has early- stage programs not reflected on this slide. Focused development teams Minimal infrastructure Data-driven ‘go / no-go’ decisions Innovative and uncorrelated assets Asset-Centric. Patient-Centric.

5 CASH RUNWAY INTO 2026 ENABLES CLINICAL READOUTS ACROSS PIPELINE Centessa has early-stage programs not reflected on this slide. INNOVATIVE PIPELINE Potential first-in-class/ best-in-class medicines for patients ASSET DISEASE MECHANISM PRE- CLINICAL PHASE 1 PHASE 2 PHASE 3 SerpinPC Hemophilia B Activated Protein C Inhibitor LB101 Solid Tumors PD-L1xCD47 LockBody Undisclosed Solid Tumors PD-L1xCD3 LockBody ORX750 Narcolepsy Type 1 (NT1) and other sleep disorders Orexin Receptor-2 (OX2R) Agonist MGX292 Pulmonary Arterial Hypertension (PAH) BMP9 Engineered Variant

LEADERSHIP Team with deep R&D experience and focused on execution 6 DAVID CHAO PhD Chief Administrative Officer TIA BUSH Chief Quality Officer SAURABH SAHA MD PhD Chief Executive Officer ANTOINE YVER MD MSc EVP & Chairman of Development DAVID GRAINGER PhD Chief Innovation Officer IQBAL HUSSAIN General Counsel GREG WEINHOFF MD MBA Chief Financial Officer KAREN ANDERSON Chief People Officer KRISTEN SHEPPARD ESQ SVP, Investor Relations & Corp. Comm. HARRIS ROTMAN PhD SVP, Regulatory Affairs PATRICK YUE MD SVP, Clinical Development

SerpinPC in Hemophilia 7

SerpinPC: Novel, subcutaneously administered biologic inhibitor of APC 8 Novel MoA; Showed significant reduction in bleeding2 Shown to have a favorable safety and well tolerated profile2; No thrombosis observed2 In registrational program for the treatment of hemophilia B HEMOPHILIA B UNMET NEED Inconvenient, frequent and invasive IV dosing required with standard of care factor prophylaxis Data for potentially competitive agents has shown potential risk of thrombosis High proportion of patients outside U.S and Europe are not treated ~ 500,000 Estimated global prevalence ~ $9B+ Hem A market1 ~$2B+ Hem B market1 SerpinPC is an investigational serine protease inhibitor (SERPIN) engineered to specifically inhibit activated protein C (APC), that has not been approved by the FDA or any other regulatory authority. MoA is mechanism of action. *Source: 1. Evaluate Pharma 2021. 2. Phase 2a Study (AP-0101) conducted in Georgia and Moldova to evaluate safety, tolerability, pharmacokinetics and efficacy of SerpinPC in a population of severe hemophilia A and B subjects not on previous prophylaxis and with a history of frequent bleeding. Designed as convenient subcutaneous injection

SerpinPC: Designed to exploit novel pharmacology to prevent and reduce bleeding 9 Primary APC is the target of SerpinPC All beds Spontaneous joint bleeds • Human genetic target validation • Engineered to specifically inhibit APC • Inhibition of APC increases thrombin • Feedback loop designed to prevent excess thrombin generation SerpinPC 3D-model of SerpinPC Modified a1 anti-trypsin with 3 substitution mutations to confer selective inhibition of activated protein C (APC)

10 SerpinPC Phase 2a Study Robust and highly differentiating clinical data With total exposure of over 40 patient-years across multiple dosing regimens, Phase 2a data showed a continued favorable safety and tolerability profile for SerpinPC, as well as evidence of sustained efficacy, as measured by a reduction in the all-bleeds annualized bleeding rates (ABRs). SerpinPC reduced median all-bleed ABR by 93% at highest dose tested 1. Phase 2a study data from Part 3 and Part 4 were presented in oral presentations at ASH and EAHAD in December 2022 and February 2023, respectively. 2. There were no thromboembolic events and no treatment-related sustained elevations of D-dimer observed across the Phase 2a study, to date. D-dimer is a sensitive measure of excessive thrombin generation. Part 4 Dosing: 1.2 mpk of SerpinPC administered subcutaneously once every 2 weeks for 24 weeks The top graph shows the D-dimer results in the 17 subjects who had results < 500 and the 5 subjects who had non-consecutive results > 500. The bottom graph shows the results in the 2 subjects who had two or more consecutive results > 500. The blue line represents a subject who suffered a large traumatic hematoma (hip bleed), and the orange line represents a subject diagnosed with cancer, neither of which were determined to be treatment-related elevations. No observations of thrombosis or treatment- related, non-transient elevations in D-dimer1,2 Favorable Safety Profile1,2 Favorable Tolerability Profile1 No observations of treatment-related, adverse events1 Reduction in Bleeding1

11 SerpinPC In registrational program for hemophilia B, with and without inhibitors SerpinPC has not been approved by the FDA or any other regulatory authority. Source: 1. Data from Phase 2a Study (AP-0101).

LB101 in Solid Tumors 12

LockBody® “It’s all about the hinge” LB101: Novel, conditionally tetravalent PD-L1xCD47 bispecific monoclonal antibody 13 Novel pharmacology focused on human IgG-derived hinges susceptible to natural intra-tumoral hinge cleavage Designed as single agent systemic treatment combining PD-L1 targeted anti- CD47 effector delivery Robust non-clinical activity demonstrating potential wide therapeutic index LB101, first candidate from modular LockBody platform In Phase 1/2a first-in-human trial for the treatment of solid tumors LB101 is an investigational agent that has not been approved by the FDA or any other regulatory authority. Company initiated Phase 1/2a clinical trial of LB101 and dosed first subject in March 2023.

LB101: Designed to optimally deliver PD-L1 targeted anti-CD47 activity to the TME 14 Tumor Unlocking: IgG1 hinges susceptible to cleavage in diseased tissue by various natural processes Peripheral Stability: IgG1 hinges naturally resistant to cleavage in serum Constitutive Fabs: PD-L1 Domains Fully human Contingent Fabs: Locked CD47 Domains IgG1 Fc LOCKED UNLOCKED Exposed CDRs TME is tumor micro-environment 1. Constitutive Fabs drive tumor enrichment 2. Natural cleavage of IgG-derived hinges in tumors

LB101 showed improved efficacy and durability over atezolizumab in a difficult-to-treat mouse model while being well tolerated 15 In vivo: Systemically delivered LB101 exhibited significant tumor regression In vivo: LB101 was well tolerated with no weight loss Note: MC38 hPD-L1+ syngeneic model in mouse; Arrows indicate dosing every 3 days (Q3d x 6) at Days 0, 3, 6, 9, 12, and 15. 5 mg/kg of atezolizumab is equivalent to 8.5 mg/kg of LB101.

LB101 shown to have favorable safety and tolerability profile in non- human primates up to 50 mg/kg weekly x 4 weeks 16 In-vivo: LB101 delivered IV at 5, 20, 50mg/kg (q7d x 4) in non-human primates • Human IgG1-like PK • No adverse observations - No anemia or thrombocytopenia - No changes in pathology, clinical chemistry or coagulation parameters Pharmacokinetics Bodyweight RBC Platelets Hemoglobin Neutrophils

17 LB101 LockBody in Phase 1/2a Clinical Trial Phase 1/2a Clinical Trial • Open-label, multicenter, dose escalation with expansion cohorts • Part 1: LB101 monotherapy in subjects with selected, advanced solid tumors; determine recommended dose(s) for expansion (Part 2) • Part 2: Design depends on Part 1 results; will further evaluate the safety, efficacy, tolerability, pharmacokinetics, and immune response of LB101 • Study to provide insights on LockBody technology platform in clinical setting LB101 is an investigational agent that has not been approved by the FDA or any other regulatory authority. Company initiated Phase 1/2a clinical trial of LB101 in March 2023. First subject dosed in Phase 1/2a first-in-human clinical trial of LB101 in March 2023

ORX750 in Narcolepsy 18

Highly validated human target with clinical proof of concept in NT1 Molecule design allows for potential expansion beyond NT1 19 ORX750: orally administered, selective orexin receptor-2 (OX2R) agonist High unmet need EDS is excessive daytime sleepiness. In March 2023, ORX750 was announced as the Company’s product candidate for the treatment of NT1 with potential expansion into other sleep disorders. 1. Evaluate Pharma 2021. 2. Maski K, et al. J Clin Sleep Med 2017;13;419–25. Narcolepsy Type 1 (NT1) A rare neurological condition that affects the brain’s ability to regulate the normal sleep-wake cycle Caused by a profound loss of orexin neurons in the brain ~ 3M Estimated global prevalence of narcolepsy Approx. ~ 50% of narcolepsy patients have NT1 ~$2B+ narcolepsy market1 ORX750 designed to reactivate orexin signaling in the brain Current treatments do not restore normal function; symptoms persist despite polypharmacy • 75% patients experience EDS1 • 50% patients still have 1-2 cataplexy episodes per day2 In preclinical development for treatment of NT1; IND-enabling activities underway

Structure-based drug design has enabled the discovery of ORX750 as potential orexin signaling ‘replacement therapy’ for NT1, with potential indication expansion beyond NT1 Illustration of OX2R structure bound to prototype small molecule orexin agonist (shown in purple) 20

ORX750 increased wakefulness in NT1 model and wild type mice 21 NT1 model mice *P < 0.05 vs. 0 mg/kg • ORX750 increased time awake in an NT1 mouse model, showing maximal wake promotion (ceiling effect) at doses shown • Wake % time in wild type mice showed a dose- related response which supports potential indication expansion beyond NT1 0 0.3 1 3 0 20 40 60 80 100 mg/kg W a k e % t im e ✱ ✱✱ 0 1 3 10 0 20 40 60 80 100 mg/kg W a k e % t im e ✱ ✱ ✱ Wild type mice ORX750 was dosed orally during the rest phase in the PiezoSleep assay; percent time spent awake in the first 2 h after dosing is quantified. NT1 model shown here is orexin/ataxin-3 (Atax) mice, which recapitulates the degeneration of orexin neurons associated with NT1.

22 MGX292 in Pulmonary Arterial Hypertension

23 MGX292: Protein-engineered variant of BMP9, selective for BMPR2/ALK2 Novel MoA Designed to directly impact BMP9 signaling genetically missing or deficient in PAH and avoid undesired bone formation In vivo data observed normalization of lung vascular pathology In preclinical development for treatment of PAH ~ 70,000 Patients with PAH in North America, Europe and Japan ~$6B+ PAH Global Market 1 *Source: 1. Evaluate Pharma 2021 MGX292 Mechanism • BMP9/BMPR2 axis is a genetically validated target for pulmonary arterial hypertension (PAH) • MGX292 is designed to directly impact the central pathway that is deficient in PAH: endothelial BMP9 signaling

Centessa is fueling multiple pathways to value creation 24 Multiple potential blockbuster assets Cash runway into 2026 enables clinical readouts across pipeline World-class R&D team Note: $393.6 million in cash and cash equivalents as of December 31, 2022.

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